EXHIBIT 31.1

                    SARBANES-OXLEY SECTION 302 CERTIFICATION

I, Michael J. Pankey, Executive Vice President and Chief Financial Officer of
Long Beach Acceptance Corp., certify that:

1. I have reviewed this annual report on Form 10-K, and all reports on Form 10-D required to be filed in respect of the period covered by this report on Form
10-K of Long Beach Acceptance Auto Receivables Trust 2006-A (the "Exchange Act
periodic reports");

2. Based on my knowledge, the Exchange Act periodic reports, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by this report;

3. Based on my knowledge, all of the distribution, servicing and other information required to be provided under Form 10-D for the period covered by this report is included in the Exchange Act periodic reports;

4. I am responsible for reviewing the activities performed by the servicer and based on my knowledge and the compliance reviews conducted in preparing the servicer compliance statements required in this report under Item 1123 of
Regulation AB, and except as disclosed in the Exchange Act periodic reports, the servicer has fulfilled its obligations under the servicing agreements; and

5. All of the reports on assessment of compliance with servicing criteria for asset-back securities and their related attestation reports on assessment of compliance with servicing criteria for asset-backed securities required to be included in this report in accordance with Item 1122 of Regulation AB and
Exchange Act Rules 13a-18 and 15d-18 have been included as an exhibit to this report, except as otherwise disclosed in this report. Any material instances of noncompliance described in such reports have been disclosed in this report on
Form 10-K.

Date: March 29, 2007

By: Long Beach Acceptance Corp., as Servicer

/s/ Michael J. Pankey
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        Michael J. Pankey
        Executive Vice President and
        Chief Financial Officer